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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K



                                CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 1, 1999



                         COMPREHENSIVE CARE CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                          1-9927                95-2594724
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(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)



   4200 WEST CYPRESS STREET, STE 300
            TAMPA, FLORIDA                                           33607
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(Address of Principal Executive Offices)                          (Zip Code)



       Registrant's telephone number, including area code: (813) 876-5036



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ITEM 5.  OTHER EVENTS.

         The Annual Meeting of Shareholders of Comprehensive Care Corporation will be held on December 10, 1999. Proxy materials will be mailed on or about November 3, 1999 to shareholders of record as of October 29, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                COMPREHENSIVE CARE CORPORATION



                                By: /s/ Chriss W. Street
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                                        Chriss W. Street
                                        Chairman of the Board, President and
                                          Chief Executive Officer

Date: October 1, 1999

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